                                                                                                      EXHIBIT 10(l)

                          FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST  AMENDMENT TO SECOND  AMENDED AND RESTATED  CREDIT  AGREEMENT  (the  "Amendment"),  dated as of
August 11, 2003 is among ACXIOM  CORPORATION,  a Delaware  Corporation (the "Borrower"),  the lenders party hereto, and JPMORGAN CHASE BANK, as the agent (the "Agent").

                                                     RECITALS:

         A.       The Borrower,  the Agent,  and the lenders  party  thereto have entered into that certain  Second
Amended and Restated Credit  Agreement dated as of February 5, 2003 (as amended or otherwise  modified from time to time, the "Agreement").

         B.       The  Borrower  has  requested  that the Agent and the Lenders  amend  certain  provisions  of the
Agreement.  Subject to  satisfaction  of the  conditions  set forth herein,  the Agent and the Lenders party hereto are willing to amend the Agreement as herein set forth.

         NOW,  THEREFORE,  in  consideration  of  the  premises  herein  contained  and  other  good  and  valuable consideration,  the receipt and sufficiency of which are hereby  acknowledged,  the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

ARTICLE I.

                                                    Definitions

Section 1.1.      Definitions.  Capitalized  terms used in this  Amendment,  to the extent  not  otherwise  defined herein, shall have the same meanings as in the Agreement, as amended hereby.

ARTICLE II.

                                                    Amendments

Section 2.1.      Amendment to Section 6.08.  Section 6.08 of the Agreement is amended as follows:

(a)      Subclause (i) of Section 6.08(a) is amended in its entirety to read as follows:

                           (i)      The  Borrower  may declare and pay  dividends  ratably with respect to its common stock in an  aggregate  amount not to exceed  $15,000,000  in any fiscal year of the Borrower and Subsidiaries  may declare and pay dividends  ratably with respect to their common stock and;

(b)      Subclause (viii) of Section 6.08(a) is amended in its entirety to read as follows:

                           (viii)   In  addition  to the  Restricted  Payments  permitted  by clauses  (i)
                  through  (vii) of this  Section  6.08(a),  the  Borrower  may declare and make any other
                  Restricted Payment if:

                                    (A)     no Default exists or would result therefrom;

                                    (B)     the  Borrower's  Leverage  Ratio (1) calculated as of the most recent quarter end prior to the date of the  Restricted  Payment and (2) projected (on a basis  acceptable to the Agent) for the end of the quarter during which such  Restricted
                  Payment is made does not exceed 2.00 to 1.00; and

                                    (C)     the   aggregate   amount  paid  by  the   Borrower   for  such
                  Restricted  Payments  made  under  the  permission  of  this  clause  (viii)  after  the
                  Effective  Date and made under clause  (a)(iii) of Section  6.08 of the Prior  Agreement since November 12, 2002 does not exceed $125,000,000.

(c)      Subclause (ix) of Section 6.08(a) is amended in its entirety to read as follows:

                           (ix)     In  addition  to the  Restricted  Payments  permitted  by clauses  (i)
                  through  (viii) of this Section  6.08(a),  the Borrower may prepay or repurchase  all or any portion of the  Subordinated  Debt on or after January 15, 2005 if as of the date of any such prepayment or repurchase and after giving effect thereto:

                                    (A)     no Default exists or would result therefrom;

                                    (B)     Borrower  shall  have  delivered  to Agent a  Covenant  Change
                  Notice; and

                                    (C)     after giving  proforma  effect to the proposed  prepayment  or repurchase,  the  Borrower's  Leverage  Ratio  calculated on a proforma  basis as of the most recent  quarter end prior to the date of prepayment  or repurchase  does not exceed
                  1.50 to 1.00.

                  Any  prepayment  or repurchase  of  Subordinated  Debt made on or after January 15, 2005 shall  first be  counted in  determining  the use of the  $125,000,000  basket set forth above  in  clause  (viii)  of  this  Section  6.08(a)  (if any of  such  basket  is then available)  and then shall be made only under the  permissions  of this  clause (ix) and not counted as a use for purposes of determining  compliance  with clause (viii) of this
                  Section 6.08(a).

Section 2.2.      Amendment to Section  7.01.  The first  sentence of Section  7.01 of the  Agreement is amended in its entirety to read as follows:

                           The Borrower  will at all times  maintain  Consolidated  Tangible Net Worth (as defined  below)  in an  amount  not  less  than (a)  $275,000,000  plus  (b) 50%  of the
                  Borrower's  Consolidated  Net  Income  for the period  from  April 1, 2004  through  the fiscal  quarter  to  have  completely  elapsed  as of the  date of  determination;  plus
                  (c) 100%  of  the  net  cash  proceeds  of  any  sale  of  Equity   Interests  or  other
                  contributions  to the capital of the Borrower  received by Borrower since April 1, 2004, calculated without duplication.

Section 2.3.      Amendment to Section  7.02.  The first  sentence of Section  7.02 of the  Agreement is amended in its entirety to read as follows:

                           As of the last day of each  fiscal  quarter  ending  after June 30,  2003,  the
                  Borrower  shall not permit the ratio of Total  Indebtedness  as of such date to Adjusted
                  EBITDAR for the four (4) Fiscal  Quarters  then ended to exceed 2.50 to 1.00;  provided, that, if the Borrower shall have delivered a Covenant  Change Notice to the Agent,  then as of the last day of each fiscal  quarter  ending  after such  delivery,  the  Borrower shall not permit the ratio of Total  Indebtedness  as of such date to  Adjusted  EBITDAR for the four (4) Fiscal Quarters then ended to exceed 2.00 to 1.00.

Section 2.4.      Amendment to Section  10.12.  The following  sentence is added to the end of Section 10.12 of the
Agreement:

                  Notwithstanding  anything in the Prior  Agreement  or in any other Loan  Document to the contrary,  the parties  hereto may  disclose to any Person,  without  limitation  of any kind,  the "tax  treatment"  and "tax  structure"  (in each case,  within the meaning of
                  Treasury  Regulation  Section 1.6011-4)  of the  transactions  contemplated  by the Loan
                  Documents  and all  materials  of any kind  (including  opinions or other tax  analyses)
                  that are  provided to the Borrower  relating to such tax  treatment  and tax  structure, except that,  with respect to any document or similar item that in either case  contains information  concerning  the tax treatment or tax structure of the  transaction  as well as other  information,  this proviso  shall only apply to such  portions of the document or similar item that relate to the tax  treatment or tax  structure of the  transactions contemplated thereby.

ARTICLE III.

                                               Conditions Precedent

Section 3.1.      Conditions.  The  effectiveness  of Article II of this  Amendment is subject to the  satisfaction of the following conditions precedent:

(a)      The Agent shall have  received  this  Amendment  duly executed by the  Borrower,  the  Guarantors  and the
Required Lenders;

(b)      Each Lender who has  executed  this  Amendment by  August 11,  2003 shall have  received an amendment  fee equal to 0.070% of its Revolving Commitment in effect as of the date of this Amendment;

(c)      The  representations and warranties  contained herein and in all other Loan Documents,  as amended hereby, shall be true and correct in all  material  respects as of the date  hereof as if made on the date  hereof,  except for such representations and warranties limited by their terms to a specific date;

(d)      No Default shall exist; and

(e)      All  proceedings  taken in  connection  with  the  transactions  contemplated  by this  Amendment  and all documentation  and other legal matters  incident  thereto  shall be  satisfactory  to Agent and its legal  counsel,
Jenkens & Gilchrist, a Professional Corporation.

ARTICLE IV.

                                                   Miscellaneous

Section 4.1.      Ratifications.  The terms and provisions  set forth in this Amendment  shall modify and supersede all  inconsistent  terms and provisions set forth in the Agreement and except as expressly  modified and superseded by this  Amendment,  the terms and  provisions  of the  Agreement  and the other Loan  Documents  are  ratified and confirmed  and shall  continue in full force and effect.  The  Borrower,  the Agent and the Lenders  agree that the
Agreement  as  amended  hereby  and the other  Loan  Documents  shall  continue  to be legal,  valid,  binding  and enforceable  in accordance  with their  respective  terms.  For all matters  arising prior to the effective date of this Amendment, the Agreement (as unmodified by this Amendment) shall control.

Section 4.2.      Representations  and  Warranties;  Release.  The Borrower  hereby  represents and warrants to the
Agent and the Lenders as follows:  (a) no Default exists, and (b) the  representations  and warranties set forth in the Loan  Documents  are true and  correct on and as of the date  hereof with the same effect as though made on and as of such date except with  respect to any  representations  and  warranties  limited by their terms to a specific date. IN ADDITION,  TO INDUCE THE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS  AMENDMENT,  THE BORROWER AND
EACH  GUARANTOR  (BY ITS  EXECUTION  BELOW)  REPRESENTS  AND WARRANTS  THAT AS OF THE DATE OF ITS EXECUTION OF THIS
AMENDMENT  THERE ARE NO  CLAIMS  OR  OFFSETS  AGAINST  OR RIGHTS OF  RECOUPMENT  WITH  RESPECT  TO OR  DEFENSES  OR
COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

(A)      WAIVER.  WAIVES  ANY AND ALL SUCH  CLAIMS,  OFFSETS,  RIGHTS OF  RECOUPMENT,  DEFENSES  OR  COUNTERCLAIMS,
WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND

(B)      RELEASE.  RELEASES AND DISCHARGES THE AGENT AND THE LENDERS,  AND THEIR  RESPECTIVE  OFFICERS,  DIRECTORS,
EMPLOYEES,  AGENTS,  SHAREHOLDERS,  AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL
OBLIGATIONS,  INDEBTEDNESS,  LIABILITIES,  CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR
UNKNOWN,  SUSPECTED  OR  UNSUSPECTED,  IN LAW OR EQUITY,  WHICH THE  BORROWER OR ANY  GUARANTOR  EVER HAD, NOW HAS,
CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED  PARTY  ARISING  PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION
WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

Section 4.3.      Survival of  Representations  and  Warranties.  All  representations  and warranties made in this
Amendment shall survive the execution and delivery of this Amendment,  and no  investigation by Agent or any Lender or any closing  shall affect the  representations  and  warranties  or the right of the Agent or any Lender to rely upon them.

Section 4.4.      Reference to  Agreement.  Each of the Loan  Documents,  including  the  Agreement and any and all other agreements,  documents,  or instruments now or hereafter  executed and delivered pursuant to the terms hereof or pursuant to the terms of the  Agreement  as amended  hereby,  are hereby  amended so that any  reference in such
Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

Section 4.5.      Expenses  of Lender.  As provided in the  Agreement,  Borrower  agrees to pay on demand all costs and  expenses  incurred  by the Agent in  connection  with the  preparation,  negotiation,  and  execution  of this
Amendment, including without limitation, the costs and fees of the Agent's legal counsel.

Section 4.6.      Severability.  Any provision of this  Amendment held by a court of competent  jurisdiction  to be invalid or  unenforceable  shall not impair or invalidate  the remainder of this  Amendment and the effect  thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 4.7.      Applicable  Law. This  Amendment  shall be governed by and construed in accordance  with the laws of the State of Texas and the applicable laws of the United States of America.

Section 4.8.      Successors  and  Assigns.  This  Amendment  is binding upon and shall inure to the benefit of the
Agent,  each Lender,  the Borrower,  each Guarantor and their  respective  successors  and assigns,  except neither
Borrower nor any  Guarantor  may assign or transfer any of its rights or  obligations  hereunder  without the prior written consent of the Lenders.

Section 4.9.      Counterparts.  This  Amendment  may be  executed  in one or  more  counterparts  and on  telecopy counterparts,  each of which  when so  executed  shall be deemed to be an  original,  but all of which  when  taken together shall constitute one and the same agreement.

Section 4.10.     Effect of Waiver.  No consent or  waiver,  express or  implied,  by the Agent or any Lender to or for any breach of or deviation  from any  covenant,  condition or duty by the  Borrower or any  Guarantor  shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 4.11.     Headings.  The headings,  captions,  and arrangements  used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 4.12.     ENTIRE AGREEMENT.  THIS AMENDMENT  EMBODIES THE FINAL,  ENTIRE AGREEMENT AMONG THE PARTIES HERETO
AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS,  AGREEMENTS,  REPRESENTATIONS AND  UNDERSTANDINGS,  WHETHER WRITTEN OR
ORAL,  RELATING TO THIS AMENDMENT,  AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR,  CONTEMPORANEOUS OR
SUBSEQUENT  ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES  HERETO.  THERE ARE NO ORAL AGREEMENTS  AMONG THE PARTIES
HERETO.

Section 4.13.     Required  Lenders.  The  Agreement  may be  modified  as  provided  in this  Amendment  with  the agreement of the Required  Lenders  which means  Lenders  having  fifty-one  percent  (51%) of the sum of the total
Revolving Exposures and unused Revolving Commitment (such percentage  applicable to a Lender,  herein such Lender's
"Required  Lender  Percentage").  For purposes of determining the  effectiveness  of this Amendment,  each Lender's
Required Lender Percentage is set forth on Schedule  4.13 hereto.

         Executed as of the date first written above.

                                                     ACXIOM CORPORATION, as the Borrower

                                                     By:
                                                        --------------------------------------------------------
                                                            Dathan A. Gaskill, Corporate Finance Leader

                                                     JPMORGAN  CHASE  BANK,  as the Agent,  the Issuing  Bank,  the
                                                     Swingline Lender and as a Lender

                                                     By:
                                                        --------------------------------------------------------
                                                            Michael J. Lister, Vice President

                                                     BANK OF AMERICA, N.A., as syndication agent and as a Lender

                                                     By:
                                                        --------------------------------------------------------
                                                            Name:
                                                            Title:

                                                     U.S. BaNK National  ASSOCIATION  (formerly Firstar Bank N.A.), as documentation agent and as a Lender

                                                     By:
                                                        --------------------------------------------------------
                                                            Name:
                                                            Title:

                                                     SUNTRUST BANK, as a Lender

                                                     By:
                                                        --------------------------------------------------------
                                                            Name:
                                                            Title:

                                                     WACHOVIA BANK, N.A., as a Lender

                                                     By:
                                                        --------------------------------------------------------
                                                            Name:
                                                            Title:

                                                     ABN AMRO BANK N.V., as a Lender

                                                     By:
                                                        --------------------------------------------------------
                                                            Name:
                                                            Title:

                                                     By:
                                                        --------------------------------------------------------
                                                            Name:
                                                            Title:

                                                     UNION PLANTERS BANK, N.A., as a Lender

                                                     By:
                                                        --------------------------------------------------------
                                                            Name:
                                                            Title:

                                                 Guarantor Consent

         Each  of the  undersigned  Guarantors:  (i) consent  and  agree  to  this  Amendment,  including,  without limitation,  Section 4.2, and (ii) agree  that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor  enforceable  against it in accordance with their respective terms.

                                                     GUARANTORS:

                                                     Acxiom CDC, Inc.
                                                     Acxiom / May & Speh, Inc.
                                                     Acxiom RM-Tools, Inc.
                                                     ACXIOM ASIA, LTD.
                                                     ACXIOM PROPERTY DEVELOPMENT, INC.
                                                     ACXIOM / PYRAMID INFORMATION SYSTEMS, INC.
                                                     ACXIOM E-PRODUCTS, INC.
                                                     ACXIOM TRANSPORTATION SERVICES, INC.
                                                     ACXIOM / DIRECT MEDIA, INC.
                                                     GIS INFORMATION SYSTEMS, INC.
                                                     ACXIOM UWS, LTD.
                                                     ACXIOM INFORMATION SECURITY SERVICES, INC.
                                                     ACXIOM INTERIM HOLDINGS, INC.

                                                     By:
                                                        --------------------------------------------------------
                                                            Dathan Gaskill, Authorized Officer of each Guarantor

SCHEDULE 4.13, Solo Page
DALLAS2 988580v6 12283-00139
                                                   SCHEDULE 4.13
                                                        to
                          FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                 Required Lenders

================================================== ========================= =========================================
                                                                               Lenders Agreeing to Second Amendment
                                                                              (insert % from prior column if Lender
                                                       Required Lender         signs Amendment then total % in this
                     Lender                            Percentage Held                       column)
================================================== ========================= =========================================
JPMorgan Chase Bank                                    20.00000000%
-------------------------------------------------- ------------------------- -----------------------------------------
U.S. Bank National Association                         16.66666666%
-------------------------------------------------- ------------------------- -----------------------------------------
Bank of America, N.A.                                  16.66666666%
-------------------------------------------------- ------------------------- -----------------------------------------
ABN AMRO Bank, N.V.                                    13.33333333%
-------------------------------------------------- ------------------------- -----------------------------------------
SunTrust Bank                                          13.33333333%
-------------------------------------------------- ------------------------- -----------------------------------------
Wachovia Bank, N.A.                                    13.33333333%
-------------------------------------------------- ------------------------- -----------------------------------------
Union Planters Bank, N.A.                               6.66666666%
-------------------------------------------------- ------------------------- -----------------------------------------
TOTAL                                                 100.00%
================================================== ========================= =========================================